SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934


       Date of Report (Date of earliest event reported): April 30, 2001
                                                         --------------

                              ICALL SYSTEMS, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-26183             91-1932068
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

               388 Market Street, Suite 500
                  San Francisco, CA                           94111
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (800) 979-9327
                                                           --------------

NOTE: The Registrant, iCall Systems, Inc., was formerly known as Altrex Incorporated. It changed its name, effective January 22, 2001, as a result of the reverse-acquisition with The Internet CallCentre Pte. Ltd.

Item 5. Other Events.

At a meeting of the Company's Board of Directors, held on April 30, 2001, there were several changes made to the Officers and Directors of the Company, as follows:

Mr. Terence Seah, who was the sole officer (President) and a Director of the Company, will no longer be an Officer of the Company but will remain as a Director.

Mr. Daniel Regidor has resigned as a Director, effective April 30, 2001, citing other business and personal conflicts. In his resignation letter, Mr. Regidor indicates that his departure is strictly by his choice and not a result of any disagreement with the Company on any matter related to the Company's operations, policies, or practices. Please see a copy of the letter attached to this 8-K filing.

The Board of Directors appointed Mr. Marc Crimeni to be President and Chief Executive Officer of the Company. He was also appointed to the Board of Directors and will be the Chairman of Board.

Mr. Robert Harris was appointed Secretary/Treasurer of the Company.

In summary, the Officers and Directors of the Company are as follows:

Officers -

  President and Chief Executive Officer               Marc Crimeni
  Secretary/Treasurer                                 Robert Harris

Directors -

  Chairman of the Board                               Marc Crimeni
  Director                                            Terence Seah
  Director                                            Ranjeet Sundher

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ICall Systems, Inc.
                                         -------------------
                                         (Registrant)

         Date:  May 3, 2001              /s/ Marc Crimeni
                                         ----------------
                                         Marc Crimeni, President and
                                          Chairman of the Board


                                                            April 23, 2001


To: The Board of Directors of iCall Systems Inc.

Thank you for the opportunity to serve with you as a Director of iCall Systems, Inc. However, due to other business and personal constraints I feel it best for both of us that I resign from my position as a Director of the Company, effective April 30, 2001.

Please note that my decision is purely personal in nature and is in no way related to any disagreement(s) with respect to the Company's operations, policies, or practices.

I wish you the best of luck with the Company.

Sincerely,

/s/ Daniel Regidor, Director
----------------------------
    Daniel Regidor, Director